UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2008
                                 --------------

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

   Maryland                        0-31957                      38-0135202
    ---------                      -------                      ----------
(State or Other Jurisdiction    (Commission                  (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial  Statements or a Related
            --------------------------------------------------------------------
Audit Report or Completed Interim Review
----------------------------------------

     (a) On March 19, 2008, the Audit Committee of the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") determined that the interim financial statements at and for the three months ended March 31, 2007, at and for the three and six months ended June 30, 2007, and at and for the three and nine months ended September 30, 2007, as included in the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, respectively, should no longer be relied upon because of an error in such financial statements related to the Company's adoption in April 2007 of Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Liabilities" ("SFAS No. 159"). The Company has determined to restate such financial statements to reverse the adoption of SFAS 159.

     The Company expects to file on March 26, 2008 amendments to its Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, which amendments will reflect such restatements. Details concerning such restatements, including a reconciliation of previously reported financial statements and the financial statements, as restated, will be contained in such amendments.

     As a result of such restatements, the Company's net income (1) for the three months ended March 31, 2007 was adjusted from $24,000 to $22,000; (2) for the six months ended June 30, 2007 was adjusted from $165,000 to a net loss of $215,000; and (3) for the nine months ended September 30, 2007 was adjusted from $67,000 to a net loss of $239,000. Also as a result of such restatements, the Company's total stockholders' equity (1) at March 31, 2007 was adjusted from $34.9 million to $35.1 million; (2) at June 30, 2007 was adjusted from $33.9 million to $33.8 million; and (3) at September 30, 2007 was unchanged.

     In addition, the following tables summarize the effect of the restatement adjustments on the Company's consolidated financial statements as of and for the periods indicated:



Consolidated Balance Sheet (unaudited)                                             As of March 31, 2007
                                                             ------------------------------------------------------------------
(Dollars in thousands)                                            As Reported              Adjustment           As Restated
                                                             -----------------------    -----------------    ------------------

Securities AFS                                                $              34,234       $        4,756       $        38,990
Securities at fair value                                                      4,756              (4,756)                     0
FHLB Advances and Note Payable                                               50,592               10,000                60,592
Borrowings at fair value                                                     10,338             (10,338)                     0
Accrued expenses and other liabilities                                        2,705                  115                 2,820
Total liabilities                                                           236,987                (222)               236,765
Retained earnings, restricted                                                14,147                  302                14,449
Accumulated other comprehensive loss                                          (123)                 (79)                 (202)
Total stockholders' equity                                                   34,881                  222                35,103



Consolidated Statement of Income (unaudited)                                 Three Months Ended March 31, 2007
                                                             ------------------------------------------------------------------
(Dollars in thousands, except per share amounts)                  As Reported              Adjustment           As Restated
                                                             -----------------------    -----------------    ------------------

Interest and dividends on investments                         $                 510     $           (11)     $             499
Interest on mortgage-backed securities                                           47                  (2)                    45
Total interst income                                                          4,143                 (13)                 4,130
Net interest income                                                           1,909                 (13)                 1,896
Net interest income after provision for loan loss                             1,823                 (13)                 1,810
Net loss on trading activities                                                  (10)                  10                     0
Income before income tax expense                                                 12                  (3)                     9
income tax (benefit) expense                                                    (12)                 (1)                  (13)
Net income                                                                       24                  (2)                    22

Basic earnings per share                                                       0.01                 0.00                  0.01
Diluted earnings per share                                                     0.01                 0.00                  0.01



Consolidated Statement of Cash Flows (unaudited)                             Three Months Ended March 31, 2007
                                                             ------------------------------------------------------------------
(Dollars in thousands)                                            As Reported              Adjustment           As Restated
                                                             -----------------------    -----------------    ------------------

Cash flows from operating activities:

Net income                                                    $                 24       $            (2)                  22
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Change in other assets                                                      (86)                   44                  (42)
   Change in accrued expenses and other liabilities                            500                   (42)                 458


Consolidated Balance Sheet (unaudited)                                                      As of June 30, 2007
                                                                           ------------------------------------------------------
(Dollars in thousands)                                                       As Reported         Adjustment        As Restated
                                                                           ----------------    ---------------   ----------------

FHLB Advances and Note Payable                                              $       48,688      $     10,000      $       58,688
Borrowings at fair value                                                             9,889            (9,889)                  0
Accrued expenses and other liabilities                                               1,794               (35)              1,759
Total liabilities                                                                  230,236                76             230,312
Retained earnings, restricted                                                       14,144               (76)             14,068
Total stockholders' equity                                                          33,882               (76)             33,806

Consolidated Statement of Income (unaudited)                                         Three Months Ended June 30, 2007
                                                                           ------------------------------------------------------
(Dollars in thousands, except per share amounts)                             As Reported         Adjustment        As Restated
                                                                           ----------------    ---------------   ----------------

Interest and dividends on investments                                       $          437      $         (2)     $          435
Interest on mortgage-backed securities                                                  22                (1)                 21
Total interest income                                                                4,060                (3)              4,057
Net interest income                                                                  1,945                (3)              1,942
Net interest income after provision for loan loss                                    1,832                (3)              1,829
Gain (loss) on sale of AFS securities                                                    0               (97)               (97)
Net gain (loss) on trading activities                                                  176              (176)                  0
Total other income                                                                   1,156              (273)                883
Other expense                                                                          328                293                621
Total other expenses                                                                 2,811                293              3,104
Income before income tax expense                                                       177              (569)              (392)
Income tax (benefit) expense                                                            35              (190)              (155)
Net income                                                                             142              (378)              (236)

Basic earnings per share                                                              0.05             (0.13)             (0.08)
Diluted earnings per share                                                            0.05             (0.13)             (0.08)


Consolidated Statement of Income (unaudited)                                          Six Months Ended June 30, 2007
                                                                           ------------------------------------------------------
(Dollars in thousands, except per share amounts)                             As Reported         Adjustment        As Restated
                                                                           ----------------    ---------------   ----------------

Interest and dividends on investments                                      $           946      $        (12)      $         934
Interest on mortgage-backed securities                                                  69                (3)                 66
Total interest income                                                                8,203               (15)              8,188
Net interest income                                                                  3,854               (15)              3,839
Net interest income after provision for loan loss                                    3,655               (15)              3,640
Gain (loss) on sale of AFS securities                                                    0               (97)               (97)
Net gain (loss) on trading activities                                                  167              (167)                  0
Total other income                                                                   2,134              (263)              1,871
Other expense                                                                          613                293                906
Total other expenses                                                                 5,601                293              5,894
Income before income tax expense                                                       189              (572)              (383)
Income tax (benefit) expense                                                            23              (191)              (168)
Net income                                                                             165              (380)              (215)

Basic earnings per share                                                              0.06             (0.13)             (0.07)
Diluted earnings per share                                                            0.06             (0.13)             (0.07)



Consolidated Statement of Cash Flows (unaudited)                                      Six Months Ended June 30, 2007
                                                                           ------------------------------------------------------
(Dollars in thousands)                                                       As Reported         Adjustment        As Restated
                                                                           ----------------    ---------------   ----------------

Cash flows from operating activities:
Net income                                                                  $         165       $       (380)      $        (215)
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Net loss (gain) from trading activities                                           (167)                167                   0
   Gain on sale of securities                                                           0                 (28)                (28)
   Change in other assets                                                             321                 (17)                304
   Change in accrued expenses and other liabilities                                  (567)                (35)               (602)
Net cash provided by operating activities                                             882                (293)                589
Cash flows from investing activities:
Repayments of FHLB advances and notes payable                                     (30,146)                293           (29,853)
Net cash provided by (used in) financing activities                               (16,531)                293           (16,238)


Consolidated Balance Sheet (unaudited)                                           As of September 30, 2007
                                                             ------------------------------------------------------------------
(Dollars in thousands)                                           As Reported            Adjustment             As Restated
                                                             --------------------    ------------------    --------------------

Accrued expenses and other liabilities                        $            1,945      $              2       $           1,947
Total liabilities                                                        228,696                     2                 228,698
Retained earnings                                                         13,901                   (2)                  13,899
Total stockholders' equity                                                33,827                   (2)                  33,825


Consolidated Statement of Income (unaudited)                               Three Months Ended September 30, 2007
                                                             ------------------------------------------------------------------
(Dollars in thousands, except per share amounts)                 As Reported            Adjustment             As Restated
                                                             --------------------    ------------------    --------------------

Net gain (loss) on trading activities                        $             (282)      $            282      $                0
Total other income                                                           740                   282                   1,022
Other expense                                                                336                   171                     507
Total other expenses                                                       2,853                   171                   3,024
Income before income tax expense                                           (184)                   111                    (73)
Income tax (benefit) expense                                                (86)                    37                    (49)
Net income                                                                  (99)                    74                    (25)

Basic earnings per share                                                  (0.03)                  0.02                  (0.01)
Diluted earnings per share                                                (0.03)                  0.02                  (0.01)


Consolidated Statement of Income (unaudited)                               Nine Months Ended September 30, 2007
                                                             ------------------------------------------------------------------
(Dollars in thousands, except per share amounts)                 As Reported            Adjustment             As Restated
                                                             --------------------    ------------------    --------------------

Interest and dividends on investments                          $           1,363      $           (12)      $            1,351
Interest on mortgage-backed securities                                        83                   (3)                      80
Total interest income                                                     12,343                  (15)                  12,328
Net interest income                                                        5,894                  (15)                   5,879
Net interest income after provision for loan loss                          5,584                  (15)                   5,569
Gain (loss) on sale of AFS securities                                          0                  (97)                    (97)
Net gain (loss) on trading activities                                      (116)                   116                       0
Total other income                                                         2,874                    19                   2,893
Other expense                                                                949                   464                   1,413
Total other expenses                                                       8,454                   464                   8,918
Income before income tax expense                                               4                 (460)                   (456)
Income tax (benefit) expense                                                (63)                 (154)                   (217)
Net income                                                                    67                 (306)                   (239)

Basic earnings per share                                                    0.02                (0.10)                  (0.08)
Diluted earnings per share                                                  0.02                (0.10)                  (0.08)






Consolidated Statement of Cash Flows (unaudited)                           Nine Months Ended September 30, 2007
                                                             ------------------------------------------------------------------
(Dollars in thousands)                                           As Reported            Adjustment             As Restated
                                                             --------------------    ------------------    --------------------

Cash flows from operating activities:
Net income                                                     $              67      $          (306)      $            (239)
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Net loss (gain) from trading activities                                   116                 (116)                       0
   Loss on sale of securities                                                  0                   97                       97
   Change in other assets                                                    163                    3                      166
   Change in accrued expenses and other liabilities                        (416)                    2                     (414)
Net cash provided by operating activities                                  1,477                 (320)                   1,157
Cash flows from investing activities:
Repayments of FHLB advances and notes payable                            (36,938)                 320                  (36,618)
Net cash prvoided by (used in) financing activities                      (18,628)                 320                  (18,308)




     The Audit Committee has discussed with the Company's independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell company transactions: None

     (d) Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST FEDERAL OF NORTHERN MICHIGAN
                                    BANCORP, INC.


Date: March 25, 2008                By:  /s/ Michael W. Mahler
      --------------                     --------------------------------------
                                         Michael W. Mahler
                                         President and Chief Operating Officer
                                         (Duly Authorized Representative)